SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  April 21, 1999



                              AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                       001-12143                  54-1322110
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
   of Incorporation)                                         Identification No.)



22000 AOL Way, Dulles, Virginia                                       20166
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code:           (703) 265-1000



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Item 5. Other Events

     On April 21, 1999, America Online, Inc. released an "FYI Investor Relations Newsletter" that contains historical unaudited supplemental financial information combining the America Online and Netscape operations and certain one-time items. A copy of the Newsletter is included as Exhibit 99 to this report and is incorporated by reference into this Item 5 and the foregoing description of the Newsletter is qualified in its entirety by reference to such Exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

Exhibit Number             Description

99       FYI - Investor Relations Newsletter dated April 21, 1999

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICA ONLINE, INC.


                                     By:      /s/J. Michael Kelly
                                     Name:    J. Michael Kelly
                                     Title:   Senior Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Assistant Secretary


Dated: April  21, 1999

                                  Exhibit Index

Exhibit No.                         Description

99              FYI - Investor Relations Newsletter dated April 21, 1999